                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                           Specialty Catalog Corp.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                            SPECIALTY CATALOG CORP.

              21 Bristol Drive, South Easton, Massachusetts 02375
                                (508) 238-0199

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

  The Annual Meeting of the Shareholders of Specialty Catalog Corp. (the "Company"), a Delaware corporation, will be held at Bingham Dana LLP, 399 Park Avenue, New York, New York, at 11:00 a.m. on Tuesday May 25, 1999 for the following purposes:

    1. To elect directors of the Company;

    2. To consider and vote upon a proposal to amend the Company's 1996 Stock Incentive Plan to increase the number of shares authorized for issuance thereunder from 750,000 shares to 1,000,000 shares; and

    3. To transact such other business as may properly come before the meeting.

  The Board of Directors has fixed March 26, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders. Accordingly, only shareholders of record at the close of business on March 26, 1999 will be entitled to notice of and to vote at such meeting.

  IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE YOUR PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOUR PROXY WILL NOT BE USED.

                                          By order of the Board of Directors,

                                          [SIGNATURE OF STEVEN L. BOCK APPEARS
                                          HERE]
                                          Steven L. Bock
                                          Secretary

Dated: April 12, 1999

                            SPECIALTY CATALOG CORP.

              21 Bristol Drive, South Easton, Massachusetts 02375
                                (508) 238-0199

                               ----------------

                                Proxy Statement
                               ----------------

                              GENERAL INFORMATION

  The enclosed proxy is solicited on behalf of the Board of Directors of Specialty Catalog Corp. (the "Company") for use at the Annual Meeting of Shareholders to be held on Tuesday, May 25, 1999, and at any adjournments thereof (the "Meeting").

  The Company's principal executive office is located at 21 Bristol Drive, South Easton, Massachusetts 02375.

  The cost of soliciting proxies by mail, telephone, telegraph or in person will be borne by the Company. The Company has retained the services of Continental Stock Transfer And Trust Company, the Company's transfer agent based in New York, to whom the Company will pay a fee plus reimbursement for mailing and out-of-pocket expenses. In addition to solicitation by mail, the Company will reimburse brokerage houses and other nominees for their expenses incurred in sending proxies and proxy material to the beneficial owners of shares held by them.

  The Company's Annual Report on Form 10-K is included in the Company's Annual Report to Shareholders, and is being furnished to shareholders of record together with this Proxy Statement, on or about April 12, 1999. Requests for additional copies should be directed to: Specialty Catalog Corp., 21 Bristol Drive, South Easton, Massachusetts 02375.

  You may revoke your proxy at any time prior to its use by giving written notice to the Secretary of the Company, by executing a revised proxy at a later date or by attending the Meeting and voting in person. Proxies in the form enclosed, unless previously revoked, will be voted at the Meeting in accordance with the specifications made by you thereon or, in the absence of such specifications, in favor of the election of the nominees for directors listed herein, in favor of the proposal to amend the Company's 1996 Stock Incentive Plan to increase the number of shares authorized for issuance thereunder from 750,000 to 1,000,000 and with respect to any other business which may properly come before the Meeting, in the discretion of the named proxies. If, in a proxy submitted on your behalf by a person acting solely in a representative capacity, the proxy is marked clearly to indicate that the shares represented thereby are not being voted with respect to one or more proposals, then your proxy will not be counted as present at the Meeting with respect to such proposals. Proxies submitted with abstentions as to one or more proposals will be counted as present for purposes of establishing a quorum for such proposals.

  Only shareholders of record at the close of business on March 26, 1999, are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. The Company had outstanding on March 26, 1999, 4,418,586 shares of Common Stock, each of which is entitled to one vote upon the matters to be presented at the Meeting. The presence, in person or by proxy, of a majority of the issued and outstanding shares of Common Stock will constitute a quorum for the transaction of business at the Meeting. Votes withheld from any nominee, abstentions and broker "non-votes" are counted as present or represented for the purposes of determining the presence or absence of a quorum for the Meeting. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner. Abstentions are included in the number of shares present or represented and voting on each matter. Broker "non-votes" are not so included.

                            PRINCIPAL SHAREHOLDERS

  The following table and footnotes sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of March 26, 1999 by
(i) each person known by the Company to own beneficially five percent or more of the Common Stock, (ii) each of the Company's directors, (iii) each of the executive officers named in the Summary Compensation Table and (iv) all directors and executive officers as a group. The Company believes that each of the beneficial owners of the Common Stock listed in the table, based on information furnished by such owner, has sole investment and voting power with respect to such shares, except as may be otherwise noted in the footnotes hereto:

                                               Number of Shares
                                                 Beneficially
Name                                                Owned       Percentage (1)
----                                           ---------------- --------------
Steven L. Bock................................     472,160(2)        9.86%
Stephen M. O'Hara.............................     218,485(3)        4.94%
J. William Heise..............................      13,403(4)           *
Alan S. Cooper................................       3,033(5)           *
  Dickstein Partners
  660 Madison Avenue
  New York, New York 10021
Guy Naggar....................................     404,700(6)        9.15%
  Dawnay, Day & Co., Ltd.
  15 Grosvenor Gardens
  London, England SW1W0BD
Samuel L. Katz................................      93,608(5)        2.12%
  Cendant Corporation
  9 West 57th Street
  New York, New York 10019
Andrea Pomerantz Lustig.......................       3,033(7)           *
  Cosmopolitan Magazine
  224 West 57th Street, 8th Floor
  New York, New York 10019
Martin E. Franklin............................     231,221(8)        5.23%
  Lumen Technologies, Inc.
  555 Theodore Fremd Avenue
  Rye, New York 10580
Dickstein Partners Inc........................     647,689(9)       14.66%
  Dickstein & Co., L.P........................     510,000(9)       11.54%
    660 Madison Avenue
    New York, New York 10021
  Dickstein International Limited.............     137,689(9)        3.12%
    129 Front Street
    Hamilton, Bermuda
Wellington Management Company L.L.P...........     500,000(10)      11.32%
  75 State Street
  Boston, MA 02109
  Wellington Trust Company, N.A...............     300,000(10)       6.79%
    75 State Street
    Boston, MA 02109

                                              Number of Shares
                                                Beneficially
Name                                               Owned        Percentage (1)
----                                          ----------------  --------------
Marion Naggar's Children Settlement Trust....      733,966(11)      16.61%
  Viktor Pech................................      733,966(11)      16.61%
  Reinhold Vohlwend..........................      733,966(11)      16.61%
  First Global Holdings Limited..............      244,655(11)       5.54%
    Unit 18--Mill Mall
    Wickham's Cay
    Road Town
    Tortola
    British Virgin Islands
  Oracle Investments & Holdings Limited......      244,656(11)       5.54%
    Unit 18--Mill Mall
    Wickham's Cay
    Road Town
    Tortola
    British Virgin Islands
  Ionic Holdings LDC.........................      244,655(11)       5.54%
    Butterfield House
    Fort Street
    Box 219
    George Town, Grand Cayman
    Cayman Islands
All executive officers and directors as a
 group (7 persons)...........................    1,221,158(12)      25.34%

--------
 *  Indicates less than 1%
(1) Applicable percentage of ownership is based upon 4,418,586 shares outstanding. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "Commission") and generally includes voting and investment power with respect to securities. Shares of Common Stock issued upon the exercise of options and warrants currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage ownership of any other person.
(2) Includes 310,226 shares of Common Stock underlying stock options which became exercisable upon the consummation of the Company's initial public offering at a price of $0.31 per share; 30,000 shares of Common Stock underlying stock options which are exercisable at a price of $5.33 per share; and 32,000 shares of Common Stock underlying stock options under the 1996 Stock Incentive Plan (the "Plan") which are exercisable at a price of $6.50 per share.
(3) Includes 2,500 shares of Common Stock underlying stock options which are exercisable at a price of $6.50 per share. Mr. O'Hara forfeited all options granted to him which had not yet vested when he left the Company in August, 1998.
(4) Includes 13,300 shares of Common Stock underlying stock options issued under the Plan which are exercisable at a price of $6.50 per share.
(5) Includes 3,033 shares of Common Stock underlying stock options issued under the Plan which are exercisable at a price of $6.50 per share.
(6) Includes 401,667 shares of Common Stock which was the amount attributed to the shareholder and received by him upon dissolution of Viking Holdings Limited; includes 3,033 shares of Common Stock underlying stock options issued under the Plan which are exercisable at a price of $6.50 per share.
(7) Includes 2,500 shares of Common Stock underlying stock options issued under the Plan which are exercisable at an exercise price of $6.88 per share and 533 shares of Common Stock underlying stock options issued under the Plan which are exercisable at an exercise price of $6.50 per share.

(8) Includes 3,033 shares of Common Stock underlying stock options issued under the Plan which are exercisable at an exercise price of $6.50 per share.
(9) Of the 647,689 total shares reported, Dickstein & Co., L.P. beneficially owns 510,000 of such shares and Dickstein International Limited beneficially owns 137,689 of such shares. Dickstein & Co., L.P. disclaims beneficial ownership of 137,689 shares owned by Dickstein International Limited. Dickstein International Limited disclaims beneficial ownership of 510,000 shares owned by Dickstein & Co., L.P. Dickstein & Co., L.P. and Dickstein International Limited are private investment funds. Dickstein Partners, L.P. is the general partner of Dickstein & Co., L.P. Dickstein Partners Inc. is the general partner of Dickstein Partners, L.P. and is the advisor to Dickstein International Limited. Mark B. Dickstein is the President and sole director of Dickstein Partners Inc.
(10) Wellington Management Company L.L.P. ("WMC"), in its capacity as investment adviser, may be deemed to beneficially own 500,000 shares which are held of record by clients of WMC. Those clients have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such securities. Wellington Trust Company, N.A. ("WTC"), in its capacity as investment adviser, may be deemed to beneficially own 300,000 shares which are held of record by clients of WTC. Those clients have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such securities. Wellington Management Company L.L.P. disclaims beneficial ownership of the 300,000 shares which may be deemed to be beneficially owned by Wellington Trust Company, N.A. Wellington Trust Company, N.A. disclaims beneficial ownership of the 500,000 shares which may be deemed to be beneficially owned by Wellington Management Company L.L.P.
(11) Of the 733,966 total shares reported as beneficially owned by the Marion Naggar's Children Settlement Trust (the "Trust"), First Global Holdings Ltd. ("First Global") beneficially owns 244,655 of such shares, Oracle Investments & Holdings Ltd. ("Oracle") beneficially owns 244,656 of such shares and Ionic Holdings LDC ("Ionic") beneficially owns 244,655 of such shares. The Trust is the sole shareholder of each of Oracle, First Global and Ionic. Messrs. Vohlwend and Pech are the trustees of the Trust, and share power over the activities of the Trust. Messrs. Vohlwend and Pech have no direct voting or dispositive power over shares held by the Trust, but have the power to direct the Trust to appoint directors of Oracle, First Global and Ionic and accordingly may be deemed to be the beneficial owners of shares owned by each of Oracle, First Global and Ionic. Messrs. Vohlwend and Pech serve as trustees in a fiduciary capacity and disclaim any beneficial ownership over any shares held by the Trust. First Global Holdings Limited disclaims beneficial ownership of the 244,656 shares owned by Oracle Investments & Holdings Limited and the 244,655 shares owned by Ionic Holdings LDC. Oracle Investments & Holdings Limited disclaims beneficial ownership of the 244,655 shares owned by First Global Holdings Limited and the 244,655 shares owned by Ionic Holdings LDC. Ionic Holdings LDC disclaims beneficial ownership of the 244,655 shares owned by First Global Holdings Limited and the 244,656 shares owned by Oracle Investments & Holdings Limited.
(12) Includes 400,691 shares of Common Stock underlying stock options which are currently exercisable.

                             ELECTION OF DIRECTORS
                                  Proposal 1

  The Board of Directors has set the number of Board members at six for the upcoming year. Each director is elected to hold office until the next annual meeting of shareholders, or special meeting in lieu thereof, and until their respective successors are duly elected and qualified. The Board has nominated all of the current members of the Board for reelection. The affirmative vote of a plurality of the shares of Common Stock present at the Meeting, in person or by proxy, is required for the reelection of the members of the Board.

  Unless authority to do so is withheld, the persons named in each proxy (and/or their substitutes) will vote the shares represented thereby "FOR" the election of the director nominees named below. If for any reason any nominee is not a candidate (which is not now expected), a new nominee will be designated by the Board to fill such vacancy, unless the Board of Directors shall reduce the number of directors in accordance with the By-Laws of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES NAMED
BELOW.

Information as to Directors and Nominees for Director

  There is shown below for each director and nominee for director, as reported to the Company, the name, age and family relationship, if any, with any other director or officer, the principal occupation and employment over at least the last five years, the position, if any, with the Company, the period of service as a director of the Company, and certain other directorships held.

Name                           Age          Office Held          Director Since
----                           ---          -----------          --------------
Steven L. Bock................  45 Chairman of the Board, Chief  December 1990
                                    Executive Officer and
                                    President
Alan S. Cooper................  40 Director                      February 1996
Martin E. Franklin............  34 Director                      November 1994
Samuel L. Katz................  33 Director                      November 1994
Andrea Pomerantz Lustig.......  34 Director                      March 1997
Guy Naggar....................  58 Director                      November 1994

  Steven L. Bock has been Chairman of the Board and Chief Executive Officer of the Company (or its predecessor company) since December 1990 and has been President of the Company since August 1998. He has been a director of SC Direct and SC Publishing, subsidiaries of the Company, since March 1989 (including the years when those companies were under bankruptcy protection). SC Direct was formed by RSG Partners, a private investment and management firm founded by Mr. Bock and two partners in 1988. Mr. Bock was a partner in RSG Partners from 1988 to 1990. From October 1986 to October 1988, Mr. Bock was a Vice President of TSG Holdings, Inc., the investment advisor to Transcontinental Services Group, a U.K. listed investment holding company, where he was responsible for initiating, financing and managing business investments. Mr. Bock has been a director of the Juvenile Diabetes Foundation, Bay State Chapter, since January 1998. Mr. Bock is also a member of the Young Presidents Organization. He graduated (summa cum laude) with a B.A. degree from SUNY at Albany and received his J.D. degree (cum laude) from Harvard Law School.

  Alan S. Cooper has been Vice President and General Counsel of Dickstein Partners Inc., a private investment firm, since March 1992. Prior to joining Dickstein Partners Inc., he was an attorney with Rosenman & Colin in New York City from August 1983 to February 1992. Mr. Cooper received his B.S. and J.D. degrees from the University of Pennsylvania.

  Martin E. Franklin has been Chairman and Chief Executive Officer of Marlin Holdings, Inc., the general partner of Marlin Capital, L.P., a private investment partnership since October 1996. He also serves as Chairman of the Board of Directors of Bolle, Inc., a NASDAQ listed company. From May 1996 until March 1998, Mr. Franklin served as Chairman and Chief Executive Officer of Lumen Technologies, Inc., a NYSE company, and served as Executive Chairman from March 1998 until December 1998. Mr. Franklin was Chairman of the Board and Chief Executive Officer of Lumen's predecessor, Benson Eyecare Corporation, from October 1992 to May 1996 and President from November 1993 until May 1996. Mr. Franklin was non-executive Chairman and a director of Eyecare Products plc, a London Stock Exchange Company, from December 1993 until February 1999. Mr. Franklin also serves on the boards of a number of privately held companies and charitable organizations. Mr. Franklin received a B.A. in Political Science from the University of Pennsylvania in 1986.

  Samuel L. Katz has been Executive Vice President, Strategic Development of Cendant Corporation since April 1998 and was Senior Vice President-Acquisitions of Cendant Corporation (and its predecessor HFS Incorporated), from January 1996 to April 1998. From June 1993 to December 1995, Mr. Katz was a Vice President of Dickstein Partners Inc., a private investment firm. Mr. Katz is a director of NRT Incorporated. Mr. Katz received his B.A. in Economics from Columbia University in 1986.

  Andrea Pomerantz Lustig has been the Beauty and Fitness Director of Cosmopolitan Magazine since 1991. Prior to that she was Cosmopolitan's beauty editor since March 1990. Ms. Pomerantz Lustig also acts as a spokesperson for Cosmopolitan Magazine, representing the magazine's philosophy on beauty, fitness and relationship issues. Prior to Cosmopolitan Magazine, she was with Conde Nast where she was a beauty writer for Glamour Magazine since 1989. Ms. Pomerantz Lustig began her career in beauty journalism in 1988 at Mademoiselle where she was a beauty researcher. Ms. Pomerantz Lustig is a foundation board member of Cosmetic Executive Women and a board member of the Fragrance Foundation Long-Range Planning Committee. Ms. Pomerantz Lustig received her B.A. in History from the University of Pennsylvania.

  Guy Naggar has been Chairman of Dawnay, Day & Co. Limited, a U.K. investment bank founded in 1928, which is a member of the London Investment Banking Association, since 1981. Mr. Naggar has also been the Chairman of Delyn Group Plc, a U.K. listed company, since March 1998. Immediately prior to becoming Chairman of Dawnay, Day & Co. Limited, Mr. Naggar was a Director of the Charterhouse Group Limited and of its subsidiary, Charterhouse Japhet Limited. Mr. Naggar sits on various other private company boards.

  As compensation for service as director, each non-employee director receives cash compensation and discretionary stock option grants. The Company pays to each non-employee director annual cash compensation of $7,500, payable quarterly. In addition, pursuant to the Company's 1996 Stock Incentive Plan (the "Plan"), discretionary stock option grants can be made by the Compensation Committee. There were no options granted to any members of the Board of Directors in 1998. The Board of Directors held four meetings during 1998, and each director attended at least 75% of the aggregate of such meetings of the Board and all committees of the Board on which he served, except that Ms. Andrea Pomerantz Lustig did not attend any of those meetings.

Committees

  The Board of Directors has established an Audit Committee consisting of Samuel L. Katz, Alan S. Cooper and Martin E. Franklin. Mr. Katz serves as the chairman of the committee. The Audit Committee is responsible for recommending to the Board of Directors the appointment of the Company's outside auditors, examining the results of audits, reviewing internal accounting controls and reviewing related party transactions. The Board of Directors has also established a Compensation Committee consisting of Ms. Pomerantz Lustig and Messrs. Cooper and Franklin. Mr. Cooper serves as chairman of the committee. The Audit Committee held one meeting in 1998. The Compensation Committee held one meeting in 1998. The Company does not have a nominating committee or a committee serving a similar purpose.

Compensation Committee Interlocks and Insider Participation

  No person serving on the Compensation Committee at any time during fiscal year 1998 was a present or former officer or employee of the Company or any of its subsidiaries. During fiscal year 1998, no executive officer of the Company served as a member of the board of directors or compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served on the Company's Board of Directors or Compensation Committee.

                            EXECUTIVE COMPENSATION

  The table below sets forth certain compensation information for the fiscal years ended January 2, 1999, January 3, 1998 and December 28, 1996, with respect to the Company's Chief Executive Officer and those two other executive officers of the Company who were the most highly paid (in excess of $100,000 in total annual compensation) for fiscal 1998.

                          SUMMARY COMPENSATION TABLE

                                                                    Long-Term
                                          Annual Compensation      Compensation
                                          ----------------------   ------------
                                                                    Securities
                                 Fiscal                             Underlying
  Name and Principal Positions    Year    Salary ($)   Bonus ($)     Options
  ----------------------------   ------   ----------   ---------   ------------
Steven L. Bock..................  1998     $300,678         --(1)         --
  Chairman, Chief Executive
   Officer                        1997     $290,490         --(1)     10,000(4)
   and President                  1996     $285,662         --       150,000(5)

Stephen M. O'Hara...............  1998(3)  $363,461(3)      --(2)         --
  President                       1997     $215,337         --(2)     10,000(4)
                                  1996     $208,862         --        25,000(6)

J. William Heise................  1998     $155,431         --            --
  Senior Vice President/Chief     1997     $140,313     $5,000(7)      6,500(4)
   Financial Officer              1996(8)  $ 99,948         --        30,000(6)

--------
(1) At the beginning of 1997, Mr. Bock was owed bonus compensation of $187,500 deferred from years prior to 1996, accrued under his prior employment agreement with the Company, of which $125,000 was paid in 1997 and the remainder was paid in January 1998.
(2) At the beginning of 1997, Mr. O'Hara was owed bonus compensation of $35,000 deferred from years prior to 1996, accrued under his prior employment agreement with the Company, of which $23,333 was paid in 1997 and the remainder was paid in January 1998.
(3) Mr. O'Hara left the Company in August 1998. His annual salary as reported for 1998 includes one year of severance in the amount of $225,000, paid pursuant to the terms and conditions of his employment contract.
(4) Represents shares underlying options granted in 1997 at an exercise price of $6.50 per share, which become exercisable over a five year period. Of these shares underlying options, 2,000 of the 10,000 shares granted to Mr. Bock and 1,300 of the 6,500 shares granted to Mr. Heise are currently exercisable. Upon leaving the Company in August 1998, the option for 10,000 shares granted to Mr. O'Hara in 1997 terminated.
(5) Represents shares underlying options granted in 1996, consisting of an option for 75,000 shares at an exercise price of $5.33 per share and an option for 75,000 shares at an exercise price of $6.50 per share, both of which become exercisable over a five year period. Of these shares underlying options, 30,000 of the 75,000 shares at an exercise price of $5.33 per share and 30,000 of the 75,000 shares at an exercise price of $6.50 per share are currently exercisable.
(6) Represents shares underlying options granted in 1996 at an exercise price of $6.50 per share which are, or were to become, exercisable over a five year period. Of these shares underlying options, 12,000 of the 30,000 shares granted to Mr. Heise are currently exercisable. Upon leaving the Company in August 1998, 20,000 of the 25,000 shares underlying his options were unvested and were terminated. Of the remaining 5,000 vested options, the option for 2,500 shares terminated on February 7, 1999 and the option for 2,500 shares will terminate on August 7, 1999, if not exercised prior thereto.
(7) Mr. Heise received a discretionary bonus amounting to $5,000 earned in 1997 and paid in January 1998.
(8) Mr. Heise became acting chief financial officer in March 1996. On August 1, 1996, he was hired permanently at an annual salary of $130,000.

Option Grants in Last Fiscal Year

  No grants of stock options were made to any of the Company's named executive officers in the last fiscal year.

Aggregated Option Exercises and Year End Option Values

  The following table sets forth information as to options exercised during the fiscal year ended January 2, 1999, and unexercised options held at the end of such fiscal year, by the individuals listed in the Summary Compensation Table.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

                                                   Number of Shares              Value of Unexercised
                                                Underlying Unexercised           In-the-Money Options
                           Shares             Options at January 2, 1999       at January 2, 1999 ($)(1)
                         Acquired on  Value   ------------------------------   -------------------------
          Name            Exercise   Realized Exercisable     Unexercisable    Exercisable Unexercisable
          ----           ----------- -------- -------------   --------------   ----------- -------------
Steven L. Bock..........        --         --         372,226          98,000  $1,106,824       $ 0
Stephen M. O'Hara(2)....   217,773   $635,759           5,000              --  $        0        --
J. William Heise........        --         --          13,300          23,200  $        0       $ 0

--------
(1) Value is based on the closing sale price of $3.875 per share of the Common Stock as of December 31, 1998 (the last trading date during fiscal year
    1998) minus the exercise price.
(2) All unvested options granted to Mr. O'Hara terminated when he left the Company in August 1998.

Information as to Executive Officers

  Steven L. Bock has been Chief Executive officer of the Company since December 1990 and has been President of the Company since August 1998. He has been a director of SC Direct and SC Publishing since March 1989 (including the years when the companies were under bankruptcy protection of the courts). For more information about Mr. Bock, see the discussion of the members of the Board of Directors above.

  J. William Heise has been Senior Vice President and Chief Financial Officer of the Company since August, 1996, and was acting Chief Financial Officer from March 1996 to August 1996. From November 1994 to November 1995, Mr. Heise was Vice President/Chief Financial Officer at Sun Television and Appliances, Inc., a retailer of consumer electronics and appliances. From October 1983 to March 1994, Mr. Heise served in a variety of positions with Victoria's Secret Catalogue, Inc., including Executive Vice President/Chief Financial Officer from 1989 to 1992 and Executive Vice President/Operations from 1992 to 1994. Mr. Heise holds a B.A. degree from Ohio University.

Executive Employment Agreements

  The Company has entered the third year of an employment agreement with Steven L. Bock, pursuant to which Mr. Bock will serve as the Chairman of the Board and Chief Executive Officer of the Company for a term expiring on December 31, 1999. Under that employment agreement, Mr. Bock will receive an annual salary of $310,000 in 1999, the last year of the term of the agreement. Mr. Bock will be eligible for a performance bonus ranging between 0% to 100% of his annual salary, based upon the Company's performance as compared against the annual plan approved by the Board. Upon executing this agreement in 1996, Mr. Bock was granted options under the Plan to purchase 75,000 shares at the initial public offering price of $6.50 per share, and options granted outside of the Plan to purchase 75,000 shares at a price of $5.33 per share. Options to purchase 15,000 shares under each of these grants will vest and become exercisable each year for five years, subject to accelerated vesting under certain circumstances. Mr. Bock received an additional grant of 10,000 options on January 2, 1998 at a price of $6.50 per share. The Company currently maintains a $4 million key-person life insurance policy on Mr. Bock.

  The Company may terminate Mr. Bock's employment: (i) upon his death or permanent disability; (ii) if he engages in conduct that constitutes "cause";
(iii) if the Company fails to meet certain financial targets; or (iv) upon a change of control. Mr. Bock may terminate his agreement if there is a material reduction of his responsibilities or a material breach of the agreement by the Company. Either party may cause this agreement to expire at the end of any year ending on or after December 31, 1999 by giving notice at least six months ahead of time. In the event Mr. Bock's employment is terminated for any reason other than "cause" or death, Mr. Bock will receive a severance payment of from one year to two years of base salary. Mr. Bock's employment agreement contains non-competition restrictions effective during the term of employment and for a period of two years thereafter. For the term of his employment agreement, and for any period thereafter during which the Company is obligated to pay severance, the Company must provide $1 million of life insurance for the benefit of Mr. Bock. In the event the Company fails to maintain such insurance, upon the death of Mr. Bock, the Company must pay such officer's estate a death benefit of $1 million.

  The Company had entered the second year of an employment agreement with Stephen M. O'Hara, pursuant to which Mr. O'Hara was to serve as President of the Company for a term expiring on December 31, 1999. Mr. O'Hara left the Company in August 1998. The Company made a severance payment of $225,000, which was his current annual salary, to Mr. O'Hara pursuant to the terms and conditions of his employment agreement.

                       COMPENSATION COMMITTEE REPORT ON
                        EXECUTIVE OFFICER COMPENSATION

Compensation Philosophy and Objectives

  The Company's executive officer compensation consists of three primary components: base salary, annual bonuses and grants of stock options. Each component is intended to further the Company's overall compensation philosophy, and to achieve the compensation objectives of the Company. The Company's compensation philosophy is that executive compensation should reflect the value created and protected for shareholders, while furthering the Company's short and long-term strategic goals and values by aligning compensation with business objectives and individual performance. Short and long-term compensation should motivate and reward high levels of performance and is geared to attract and retain qualified executive officers.

  The Company's executive officer compensation program is based on the following principles and objectives:

  .  Competitive, Fair and Balanced Compensation

  The Company is committed to providing an executive officer compensation program that helps attract and retain highly qualified executive officers. The Company seeks to achieve a balance of compensation paid to a particular individual and compensation paid to other executive officers inside the Company, and strives to achieve a balance between the fixed and variable components, and between the short and long-term components, of each executive officer's compensation.

  . Performance

  Other than the Bonus Plan (as defined below), the Company has no specific performance criteria. Generally, however, executive officers are rewarded based upon both corporate and individual performance. Corporate performance is evaluated by reviewing the extent to which strategic and business plan goals are met. Individual performance is evaluated by reviewing the achievement of specified individual objectives and the degree to which the executive officer contributed to the overall success of the Company and management team.

Compensation for Fiscal 1998

 Salary

  As described above, the Compensation Committee sets the base salary for executive officers after reviewing the Chief Executive Officer's recommendations and evaluations of performance, compensation for competitive positions in the market and the historical compensation levels of the executive officers. The annual base salary for Mr. Bock is set pursuant to the terms and conditions of his Employment Agreement.

 Bonus

  For fiscal 1998, the Company's executive officers were eligible to receive bonuses pursuant to the terms of the Specialty Catalog Corp. Bonus Plan (the "Plan") which was approved by the Compensation Committee in fiscal year 1996. Under the terms of the Plan, executive officer bonuses are paid from a bonus pool which is funded based upon a formula tied to the Company's consolidated earnings before interest, tax, depreciation and amortization ("EBITDA") for the year. The executive officers did not earn a bonus in 1998 under the Plan.

 Stock Option Grants

  The Compensation Committee believes that stock options, granted from time to time throughout the year, are an excellent vehicle for compensating employees. Because the option exercise price for the employee is generally the fair market value of the stock on the date of grant, but in no event less than $6.50 per share, employees recognize a gain only if the value of the stock increases. Thus, employees with stock options are rewarded for their efforts to improve the long-term performance of the Company's stock. The size of stock option grants is generally intended by the Compensation Committee to reflect the executive officer's position with the Company and his other contributions to the Company, while at the same time considering his other prior equity holdings in the Company and the stock option awards made to other executive officers of the Company. The Company, however, has no specific targets for percentage ownership for directors or executive officers. Grants to executive officers under the stock option program typically involve a five-year vesting period (subject to accelerated vesting upon a change in control of the Company) to encourage key employees to continue in the employ of the Company. There were no stock options granted in 1998 other than to employees who joined the Company during the year.

 Compensation of Chief Executive Officer

  Consistent with the executive compensation policies described above, Mr. Bock received a base salary of $300,000 for fiscal 1998 and a payment of bonus compensation of $62,500 deferred from years prior to 1996.

  Under the terms of Mr. Bock's employment agreement, the Company provides Mr. Bock with $1 million of life insurance for the benefit of Mr. Bock.

 Compliance with Internal Revenue Code Section 162(m)

  The Committee has reviewed the potential consequences for the Company of
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which imposes a limit on tax deductions for annual compensation in excess of $1 million for certain executives of public companies. The Company believes that options granted under the Plan are exempt from the limitation, and other compensation expected to be paid during fiscal year 1999 is below this compensation limitation.

 Conclusion

  The Compensation Committee believes that the total fiscal year 1998 compensation of the Chief Executive Officer and each of the other named officers, as described above, is fair, and is within the range of compensation for executive officers in similar positions.

                                          Compensation Committee

                                          Alan S. Cooper
                                          Martin E. Franklin
                                          Andrea Pomerantz Lustig

                     SHAREHOLDER RETURN PERFORMANCE GRAPH

  The following Graph compares the performance of the Company's Common Stock to the S&P 500 Index and the Small Cap Catalog Index since October 17, 1996, the first day on which the Company's Common Stock was publicly traded. The graph assumes that the value of an investment in the Company's Common Stock and each index was $100 at October 17, 1996.

             Plot points for Shareholder Return Performance Graph

                             10/17/96    12/28/96    01/03/98    01/02/99
                             --------    --------    --------    --------
Specialty Catalog Corp.        $100        $106        $100        $ 60
S&P 500                        $100        $100        $138        $174
Small Cap Catalog Index(1)     $100        $ 94        $184        $146

(1) The Small Cap Catalog Index consists of five catalog companies similar to Specialty Catalog Corp. in market capitalization and sales. Each of the market capitalization and net revenues of these five catalog companies was less than $100 million at the inception of this index. The companies included in this index are: Concepts Direct, DM Management, Initio, Inc., Real Goods Trading Corp., and The Right Start, Inc.

                    APPROVAL OF AMENDMENT TO THE COMPANY'S
                           1996 STOCK INCENTIVE PLAN
                                  Proposal 2

  On August 3, 1996, the 1996 Stock Incentive Plan (the "Plan") was adopted and 500,000 shares of Common Stock were reserved for issuance thereunder to employees, directors and consultants of the Company. In 1998, the Board adopted, and the shareholders approved, an amendment to the Plan that increases the number of shares of Common Stock available for issuance under the Plan from 500,000 shares to 750,000 shares. In March 1999, the Board adopted, subject to shareholder approval, an amendment to the Plan that increases the number of shares of Common Stock available for issuance under the Plan from 750,000 shares to 1,000,000 shares.

  The purpose of the Plan is to attract able persons to enter and remain in the employ of the Company, its Subsidiaries and Affiliates. The Plan is intended to provide incentive compensation to employees, directors and consultants of the Company, its Subsidiaries and Affiliates measured by reference to the value of the Common Stock, thereby strengthening the commitment of the employees, directors and consultants to the welfare of the Company, its Subsidiaries and Affiliates.

  Additional shares are needed for use in the Plan so that grants may continue to be made to attract and retain key personnel.

  The proposed amendment will cause subclause (a) of Section 5 of the Plan to be replaced with the following:

    (a) Subject to Section 13, the aggregate number of shares of Stock made subject to all Awards may not exceed 1,000,000 (subject to increase or decrease pursuant to Section 10);

  The Board recommends that the shareholders vote "FOR" the proposed amendment of the Plan and the enclosed proxy will be so voted unless a contrary vote is indicated. The affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy, and voting, at the Meeting is required for approval of the amendment to the Plan. Except for such amendment, if approved, the Plan will remain unchanged.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE INCREASE OF
          SHARES AUTHORIZED UNDER THE PLAN FROM 750,000 TO 1,000,000

  The following is a summary of the provisions of the Plan. This summary is qualified in its entirety by reference to the Plan, a copy of which may be obtained from the Company.

Summary of the Plan

  The Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"). The Committee may grant Incentive Stock Options, Nonqualified Stock Options and Restricted Stock (collectively, "Awards") under the Plan.

Description of Awards

  Incentive Stock Option and Nonqualified Stock Options. The Committee may grant one or more Incentive Stock Options ("ISOs") or Nonqualified Stock Option ("NSOs") to any person who is regularly employed by the Company, a Subsidiary or Affiliate; the Committee may grant NSOs to any non-employee director or consultant of the Company, a Subsidiary or Affiliate (an "Eligible Person"). Such grant shall be evidenced by a Stock Option Agreement. The exercise price of such options shall be set by the Committee but shall not be less than the fair market value of a share of Common Stock on the date of the grant or the initial price per share to the public in the initial offering ($6.50), whichever is greater. Exercisable options may be exercised by delivery of a written notice of exercise to the Committee accompanied by payment of the option price. Options shall vest and become exercisable on the date determined by the Committee but no later than ten years after the Award (except when the Committee grants ISOs to an Eligible Person who owns more than 10% of the Common Stock of the Company, in that case the option period may not exceed five years and the option price shall be at least 110% of the fair market value of the stock subject to the option on the date of the grant). The Committee may accelerate the exercisability of any option or grant options exercisable in installments. Options may expire before the end of the option period set by the Committee in the event of termination of the option holder's employment with the Company or the option holder's death or disability. Options are not transferable, except by will or the laws of descent and distribution.

  To the extent that the aggregate fair market value of the stock for which ISOs are exercisable for the first time by any Eligible Person who receives an Award (a "Participant") during any calendar year exceeds $100,000, such ISOs shall be treated as NSOs. The Committee may permit voluntary surrender of NSOs conditioned on the granting of new options subject to the terms and conditions set by the Committee at the time of the grant of the new option. The Committee may require surrender as a condition precedent to a grant of a new option.

  Restricted Stock. The Committee may grant Restricted Stock Awards to Eligible Persons and issue or transfer Restricted Stock to Participants under the terms and restrictions established by the Committee and evidenced by a Restricted Stock Award Agreement executed and delivered by the holder of the Restricted Stock. The holder shall have the rights and privileges of a stock holder but the stock award shall be subject to the transferability restrictions set by the Agreement. The restricted shares may also be subject to forfeiture in the event that the holder terminates employment with the Company, its Subsidiaries or Affiliates. Each certificate representing Restricted Stock will contain a legend providing notice that the shares are subject to the terms of a Restricted Stock Agreement and stop orders shall be entered with the Company's transfer agent against the transfer of legended shares. The Committee may require that the Restricted Stock be held in escrow rather than delivered to the holder.

  Changes in Capital Structure or Control. Awards shall be subject to any adjustments or substitutions deemed equitable by the Committee in the event of changes in the (i) capital structure of the Company, (ii) outstanding stock of the Company, or (iii) the law or other circumstances which would result in any substantial dilution or enlargement of rights granted or available under the Plan or which interferes with the intended operation of the Plan. Awards are subject to cancellation and pay out in cash or stock upon ten days advance notice in the event of (i) a merger or consolidation of the company with consideration to the Company's shareholders in a form other than an equity interest in the surviving entity, (ii) the Company or substantially all its assets being acquired by another person, (iii) a reorganization or liquidation of the Company, or (iv) a written agreement to undergo such an event being entered into by the Company.

  If the Company experiences a change in control, options awarded under the Plan shall become immediately exercisable (unless the Company determines in good faith prior to the change of control that the options will be honored or that appropriate alternative options or rights will be granted) and the restricted period for Restricted Stock shall immediately expire. In addition, the Committee has the discretion to cancel any outstanding Awards upon ten days notice and pay holders of such Awards the value of the Awards based on the price per share of Stock received or to be received by other shareholders of the Company as a result of the change in control. Furthermore, the Company will make appropriate provisions for the preservation of Participant's rights under the Plan in any agreement for a change in control that the Company enters into.

  Changes in the Internal Revenue Code. The Committee may, without stockholder approval (unless otherwise required to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended), amend the Plan retroactively and/or prospectively to the extent it determines necessary in order to comply with any subsequent clarification of Section 162(m) of the Internal Revenue Code required to preserve the Company's Federal income tax deduction for compensation paid to named executives pursuant to the Plan. To the extent that the Committee determines as of the Date of Grant of an Award that (i) the Award is intended to comply with Section 162(m) of the Code and (ii) the exemption described above is no longer available with respect to such Award, such Award shall not be effective until any stockholder approval required under Section 162(m) of the Code has been obtained.

Federal Income Tax Consequences

  Incentive Stock Options. In general, a Participant will not recognize taxable income upon the grant or exercise of an ISO. Instead, a Participant will recognize taxable income with respect to an ISO only upon the sale of Common Stock acquired through the exercise of the option ("ISO Stock"). The exercise of an ISO, however, may subject the Participant to the alternative minimum tax.

  Generally, the tax consequences of selling ISO Stock will vary with the length of time that the Participant has owned the ISO Stock at the time it is sold. If the Participant sells ISO Stock after having owned it for at least two years from the date the option was granted (the "Grant Date") and one year from the date the option was exercised (the "Exercise Date"), then the Participant will recognize long-term capital gain in an amount equal to the excess of the sale price of the ISO Stock over the exercise price.

  If the Participant sells ISO Stock for more than the exercise price prior to having owned it for at least two years from the Grant Date and one year from the Exercise Date (a "Disqualifying Disposition"), then any gain will be treated as ordinary compensation income to the extent that it does not exceed the gain that the Participant would have realized had he sold the shares immediately upon exercise of the option and the remaining gain, if any, will be a capital gain. This capital gain will be a long-term capital gain if the Participant has held the ISO Stock for more than one year prior to the date of sale.

  If a Participant sells ISO Stock for less than the exercise price, then the Participant will recognize capital loss equal to the excess of the exercise price over the sale price of the ISO Stock. This capital loss will be a long-term capital loss if the Participant has held the ISO Stock for more than one year prior to the date of sale.

  Nonqualified Stock Options. A Participant will not recognize taxable income upon the grant of a NSO. A Participant who exercises a NSO, generally, will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock acquired through the exercise of the option ("NSO Stock") on the Exercise Date over the exercise price.

  With respect to any NSO Stock, a Participant will have taxable income recognized upon the exercise of the option. Upon selling NSO Stock, a Participant generally will recognize capital gain or loss in an amount equal to the excess of the sale price of the NSO Stock over the Participant's tax basis in the NSO Stock. This capital gain or loss will be a long-term gain or loss if the Participant has held the NSO Stock for more than one year prior to the date of the sale.

  Restricted Stock. A Participant will not recognize taxable income upon the grant of a Restricted Stock Award, unless the Participant makes an election under Section 83(b) of the Code (a "Section 83(b) Election"). If the Participant makes a Section 83(b) Election within 30 days of the date of the grant, then the Participant will recognize ordinary compensation income, for the year in which the Award is granted, in an amount equal to the difference between the fair market value of the Common Stock at the time the Award is granted and the purchase price paid for the Common Stock. If a Section 83(b) Election is not made, then the Participant will recognize ordinary compensation income, at the time that the forfeiture provisions or restrictions on transfer lapse, in an amount equal to the difference between the fair market value of the Common Stock at the time of such lapse and the original purchase price paid for the Common Stock. The Participant will have a tax basis in the Common Stock acquired equal to the sum of the price paid and the amount of ordinary compensation income recognized.

  Upon the disposition of the Common Stock acquired pursuant to a restricted stock Award, the Participant will recognize a capital gain or loss equal to the difference between the sale price of the Common Stock and the

Participant's tax basis in the Common Stock. The gain or loss will be a long-term gain or loss if the shares are held for more than one year. For this purpose, the holding period shall begin just after the date on which the forfeiture provisions or restrictions lapse if a Section 83(b) Election is not made, or just after the Award is granted if a Section 83(b) Election is made.

  Tax Consequences to the Company. The Company will be entitled to a deduction in connection with an Award only in the event and to the extent ordinary income is recognized by the Participant. Any such deduction will be allowed to the Company for its taxable year within which ends the taxable year in which the Participant's recognition of ordinary income occurs. Any such deduction will be subject to the limitations of Section 162(m) of the Internal Revenue Code.

  Once income associated with an Award is recognizable to a Participant for Federal income tax purposes, the Participant must either pay to the Company an amount sufficient to satisfy any federal, state and local taxes required to be withheld or make alternative arrangements acceptable to the Company.

  The foregoing summary is not a complete description of all tax aspects of the Plan. The foregoing relates only to Federal income taxes; there may be other Federal tax consequences associated with the Plan, as well as foreign, state and local tax consequences.

                             CERTAIN TRANSACTIONS

  In December 1998, the Company entered into a private transaction with investment funds affiliated with Dickstein Partners Inc., a large shareholder of the Company, to repurchase 700,000 shares of its common stock at $3.125 per share, the fair market value at the time of the repurchase. Alan S. Cooper, a director of the Company, is a Vice President and the General Counsel of Dickstein Partners Inc. The shares that were repurchased represented approximately 14% of the Company's outstanding shares. The repurchase was financed through existing bank lines with the Company's regular lender.

  In December 1998, Stephen O'Hara, the former president of the Company who left the Company in August 1998, exercised an option for 182,773 shares. In connection with this exercise, the Company paid Mr. O'Hara's required tax withholding in the amount of $166,141 in exchange for 57,788 shares so acquired by Mr. O'Hara.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Under Section 16(a) of the Securities Exchange Act of 1934, as amended, the Company's directors and certain of its officers and persons holding more than ten percent of the Company's Common Stock are required to report their ownership of the Common Stock and any changes in such ownership to the Securities and Exchange Commission and the Company. Based on the Company's review of copies of such reports, no untimely reports were made during the fiscal year ended January 2, 1999, except for one report for December, 1998, filed delinquently by Mr. O'Hara, the Company's former President, to report the exercise of certain stock options.

                        INFORMATION CONCERNING AUDITORS

  Based upon the recommendation of its Audit Committee, the Board of Directors has selected the firm of Deloitte & Touche LLP as the independent auditors of the Company for the fiscal year ending January 1, 2000. Deloitte & Touche LLP has acted in such capacity for the Company since the 1989 fiscal year. The Company does not anticipate having a representative of Deloitte & Touche LLP present at the Meeting.

                                 MISCELLANEOUS

Deadline for Stockholder Proposals

  In order for shareholder proposals to be presented at the Company's 2000 annual meeting of shareholders, such proposals must be received by the Secretary of the Company at the Corporation's principal office in South Easton, Massachusetts not later than January 26, 2000 for inclusion in the proxy statement for that meeting, subject to the applicable rules of the Securities and Exchange Commission. Delivery of such proposals should be by Certified Mail, Return Receipt Requested.

Other Matters

  The Board of Directors does not know of any other matters that may be presented at the Meeting, except for routine matters. If other business does properly come before the Meeting, however, the persons named on the accompanying proxy intend to vote on such matters in accordance with their best judgment.

By order of the Board of Directors,

Dated: April 12, 1999

[SIGNATURE OF STEVEN L. BOCK APPEARS HBRE]
Steven L. Bock
Secretary

                            SPECIALTY CATALOG CORP.

                            1996 STOCK INCENTIVE PLAN
                                   AS AMENDED

1.   Purpose

     The purpose of the Specialty Catalog Corp. 1996 Stock Incentive Plan (the "Plan"), as amended in 1999, is to provide a means through which the Company and its Subsidiaries and Affiliates may attract able persons to enter and remain in the employ of the Company and its Subsidiaries and Affiliates and to provide a means whereby employees, directors and consultants of the Company and its Subsidiaries and Affiliates can acquire and maintain Common Stock ownership, or be paid incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and its Subsidiaries and Affiliates and promoting an identity of interest between stockholders and these employees.

     So that the appropriate incentive can be provided, the Plan provides for granting Incentive Stock Options, Nonqualified Stock Options and Restricted Stock Awards, or any combination of the foregoing.

2.   Definitions

     The following definitions shall be applicable throughout the Plan.

     (a) "Affiliate" means any affiliate of the Company within the meaning of 17 CFR (S) 230.405.

     (b) "Award" means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option or Restricted Stock Award.

     (c) "Board" means the Board of Directors of the Company.

     (d) "Cause" means the Company, a Subsidiary or Affiliate having cause to terminate a Participant's employment or service under any existing employment, consulting or any other agreement between the Participant and the Company or a Subsidiary or Affiliate or, in the absence of such an employment, consulting or other agreement, upon (i) the determination by the Committee that the Participant has ceased to perform his duties to the Company, a Subsidiary or Affiliate (other than as a result of his incapacity due to physical or mental illness or injury), which failure amounts to an intentional and extended neglect of his duties to such party, (ii) the Committee's determination that the Participant has engaged or is about to engage in conduct materially injurious to the Company, a Subsidiary or Affiliate or (iii) the Participant having been convicted of a felony.

     (e) "Change in Control" shall be deemed to have occurred upon:

         (i) any "person" as such term is used in Section 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company), is or becomes the owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities;

         (ii) At any time that a majority of the Board of Directors is comprised of members who have not been recommended or elected by a majority of the Board of Directors then serving.

         (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person or persons acting as a group acquires directly or indirectly more than forty percent (40%) of the combined voting power of the Company's then outstanding securities shall not constitute a Change in Control of the Company; or

         (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or the sale or disposition by the Company of all or substantially all of the assets of the Company.

         Notwithstanding anything above to the contrary, a change in control shall not be deemed to have occurred in the event of a merger of the Company with any of its subsidiaries, so long as the Company is the surviving entity in such merger.

     (f) "Code" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

     (g) "Committee" means the stock option committee or such other committee appointed by the Board in any case consisting of two or more Outside Directors (as hereinafter defined) or the Board.

     (h) "Common Stock" means the common stock par value $0.01 per share, of the Company.

     (i) "Company" means Specialty Catalog Corp., a Delaware corporation.

     (k) "Date of Grant" means the date on which the granting of an Award is authorized or such other date as may be specified in such authorization.

     (l) "Disability" or "Disabled" means the complete and permanent inability by reason of illness or accident to perform the duties of the occupation at which a Participant was employed or served when such disability commenced as determined by the Committee based upon medical evidence acceptable to it.

     (m) "Eligible Person" means any (i) person regularly employed by the Company, a Subsidiary or Affiliate; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director of the Company, a Subsidiary or Affiliate including a director that is serving on the Committee; or (iii) consultant to the Company, a Subsidiary or Affiliate.

     (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended, and as may be amended from time to time.

     (o) "Fair Market Value" on a given date means (i) if the Stock is listed on a national securities exchange, the mean between the highest and lowest sale prices reported as having occurred on the primary exchange with which the Stock is listed and traded on the date prior to such date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported; (ii) if the Stock is not listed on any national securities exchange but is quoted in the National Association of Securities Dealers Automated Quotation System on a last sale basis, the average between the high bid price and low ask price reported on the date prior to such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; (iii) if the Stock is not listed on a national securities exchange nor quoted in the National Association of Securities Dealers Automated Quotation System on a last sale basis, the amount determined by the Committee to be the fair market value based upon a good faith attempt to value the Stock accurately and computed in accordance with applicable regulations of the Internal Revenue Service.

     (p) "Holder" means a Participant who has been granted an Award.

     (q) "Incentive Stock Option" means an Option granted by the Committee to a Participant under the Plan which is designated by the Committee as an Incentive Stock Option pursuant to Section 422 of the Code.

     (r) "Nonqualified Stock Option" means an Option granted by the Committee to a Participant under the Plan which is not designated by the Committee as an Incentive Stock Option.

     (s) "Normal Termination" means termination of employment or service with the Company and all Subsidiaries and Affiliates:

         (i) Upon retirement pursuant to the retirement plan of the Company, a Subsidiary or Affiliate, as may be applicable at the time to the Participant in question;

         (ii)   With the written approval of the Committee; or

          (iii)  By the Company, a Subsidiary or Affiliate without Cause.

     (t)  "Option" means an Award granted under Section 7 of the Plan.

     (u)  "Option Period" means the period described in Section 7(c).

     (aa) "Option Price" means the exercise price set for an Option described in
Section 7(a).

     (ab) "Outside Director" means a person who is (i) a "nonemployee director" within the meaning of Rule 16b-3 under the Exchange Act, or any successor rule or regulation and (ii) an "outside director" within the meaning of Section 162(m) of the Code.

     (ac) "Participant" means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award pursuant to Section 6.

     (ad) "Performance Goals" means the performance objectives of the Company, a Subsidiary or Affiliate during a Restricted Period established for the purpose of determining whether, and to what extent, Awards will be earned for a Restricted Period.

     (ae) "Plan" means the Company's 1996 Stock Incentive Plan.

     (af) "Restricted Period" means, with respect to any share of Restricted Stock, the period of time determined by the Committee during which such Award is subject to the restrictions set forth in Section 8.

     (ag) "Restricted Stock" means shares of Stock issued or transferred to a Participant subject to forfeiture and the other restrictions set forth in
Section 8.

     (ah) "Restricted Stock Award" means an Award of Restricted Stock granted under Section 8 of the Plan.

     (ai) "Securities Act" means the Securities Act of 1933, as amended.

     (aj) "Stock" means the Common Stock or such other authorized shares of stock of the Company as the Committee may from time to time authorize for use under the Plan

     (ak) "Stock Option Agreement" means the agreement between the Company and a Participant who has been granted an Option pursuant to Section 7 which defines the rights and obligations of the parties as required in Section 7(d).

     (al) "Subsidiary" means any subsidiary of the Company as defined in Section 424(f) of the Code

3.   Effective Date, Duration and Shareholder Approval

     The Plan shall be effective ("Plan Effective Date") as of the time immediately prior to the date and time immediately prior to the date and time the Company's Registration Statement on Form S-1 filed with Securities and Exchange Commission ("S.E.C.") in August 1996 with respect to an initial public offering ("Offering") of the Company's Common Stock is declared effective by the S.E.C. The effectiveness of the Plan and the validity of any and all Awards granted pursuant to the Plan is contingent upon approval of the Plan by the stockholders of the Company in a manner which complies with Rule 16b-3 promulgated pursuant to the Exchange Act and Section 422(b)(1) of the Code. Unless and until the stockholders approve the Plan in compliance therewith, no Award granted under the Plan shall be effective. See Section 14 for the applicability of the stockholder approval requirements of Section 162(m) of the Code.

     The expiration date of the Plan, after which no Awards may be granted hereunder, shall be September 30, 2006; provided, however, that the administration of the Plan shall continue in effect until all matters relating to the payment of Awards previously granted have been settled.

4.   Administration

     The Committee shall administer the Plan. The majority of the members of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee.

     Subject to the provisions of the Plan, the Committee shall have exclusive power to:

     (a) Select the Eligible Persons to participate in the Plan;

     (b) Determine the nature and extent of the Awards to be made to each Participant;

     (c) Determine the time or times when Awards will be made;

     (d) Determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, the Option Price, any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture or other restrictions, or any waiver thereof, regarding any Award, and the shares of Common Stock relating thereto), based on such factors, if any, as the Committee shall determine, in its sole discretion;

     (e) Determine the duration of each Award Period and Restricted Period;

     (f) Determine the conditions to which the payment of Awards may be subject;

     (g) Prescribe the form of Stock Option Agreement or other form or forms evidencing Awards; and

     (h) Cause records to be established in which there shall be entered, from time to time as Awards are made to Participants, the date of each Award, the number of Incentive Stock Options, Nonqualified Stock Options and shares of Restricted Stock awarded to each Participant, the expiration date and the duration of any applicable Restricted Period.

     The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt, or revise such rules and regulations and to make all such determinations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. The Committee's interpretation of the Plan or any documents evidencing Awards granted pursuant thereto and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties unless otherwise determined by the Board.

5.   Grant of Awards; Shares Subject to the Plan

     The Committee may, from time to time, grant Awards of Options, and/or Restricted Stock, to one or more Participants; provided, however, that:

     (a) Subject to Section 13, the aggregate number of shares of Stock made subject to all Awards may not exceed 1,000,000 (subject to increase or decrease pursuant to Section 10);

     (b) The aggregate number of shares of Stock made subject to all Awards under the Plan during the twelve (12) month period ending on the first anniversary of the Plan Effective Date may not exceed 252,150, except (i) in the case of Awards granted to persons who become Participants after the Plan Effective Date as a result of an acquisition, merger or other business combination between the Company and/or one or more of its Subsidiaries, on the one hand, and a person that is not an Affiliate of the Company, on the other or
(ii) in the case of Awards granted to Persons who become Participants of the Plan after the Plan Effective Date for reasons other than as set forth in subsection (i) above, provided that the aggregate total of Shares underlying options granted pursuant to this subsection (ii) shall not exceed 50,000 shares;

     (c) Such shares shall be deemed to have been used in payment of Awards whether they are actually delivered or the Fair Market Value equivalent of such shares is paid in cash. In the event any Option or Restricted Stock shall be surrendered, terminate, expire, or be forfeited, the number of shares of Stock no longer subject thereto shall thereupon be released and shall thereafter be available for new Awards under the Plan to the fullest extent permitted by Rule 16b-3 under the Exchange Act (if applicable at the time); and

     (d) Stock delivered by the Company in settlement of Awards under the Plan may be authorized and unissued Stock or Stock held in the treasury of the Company or may be purchased on the open market or by private purchase.

6.   Eligibility

     Participation shall be limited to Eligible Persons who have received notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan.

7.   Discretionary Grant of Stock Options

     The Committee is authorized to grant one or more Incentive Stock Options or Nonqualified

Stock Options to any Eligible Person; provided, however, that no Incentive Stock Options shall be granted to any Eligible Person who is not an employee of the Company or a Subsidiary. Each Option so granted shall be subject to the following conditions, or to such other conditions as may be reflected in the applicable Stock Option Agreement.

     (a) Option Price. The exercise price ("Option Price") per share of Stock for each Option shall be set by the Committee at the time of grant as the Committee, in its sole discretion, determines but shall not be less than the greater of (x) (subject to Section 7(e) in the case of an Incentive Stock Option), the Fair Market Value of a share of Common Stock at the Date of Grant, and (y) the initial price per share to the public in the Offering.

     (b) Manner of Exercise and Form of Payment. Options which have become exercisable may be exercised by delivery of written notice of exercise to the Committee accompanied by payment of the Option Price. The Option Price shall be payable in cash and/or shares of Stock valued at the Fair Market Value at the time the Option is exercised or, in the discretion of the Committee: (i) in other property having a fair market value on the date of exercise equal to the Option Price; (ii) by delivering to the Committee a copy of irrevocable instructions to a stockbroker to deliver promptly to the Company an amount of sale or loan proceeds sufficient to pay the Option Price; and (iii) the surrender and cancellation of Options, which Options will be valued and credited toward the total Option Price due the Company for the exercise of additional Options exercised, valued at the difference between the Option Price and the Fair Market Value of the Common Stock underlying such surrendered Options on the date of exercise.

     (c) Option Period and Expiration. Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the "Option Period"); provided, however, that notwithstanding any vesting dates set by the Committee, the Committee may in its sole discretion accelerate the exercisability of any Option, which acceleration shall not affect the terms and conditions of any such Option other than with respect to exercisability. If an Option is exercisable in installments, such installments or portions thereof which become exercisable shall remain exercisable until the Option expires. Unless otherwise stated in the applicable Option Agreement, the Option shall expire earlier than the end of the Option Period in the following circumstances:

          (i) If prior to the end of the Option Period, the Holder shall undergo a Normal Termination, the Option shall expire on the earlier of the last day of the Option Period or the date that is three months after the date of such Normal Termination. In such event, the Option shall remain exercisable by the Holder until its expiration, only to the extent the Option was exercisable at the time of such Normal Termination.

          (ii) If the Holder dies or becomes Disabled prior to the end of the Option Period and while still in the employ or service of the Company, a Subsidiary or Affiliate, or within three months of a Normal Termination, the Option shall expire on the earlier of the last day of the Option Period or the date that is twelve months after the date of death or Disability of the Holder. In such event, the Option shall remain exercisable by the person or persons to whom the Holder's rights under the Option pass by will or the applicable laws of descent and distribution until its expiration, only to the extent the Option was exercisable by the Holder at the time of death or Disability, as the case may be.

          (iii) If prior to the end of the Option Period, the Holder shall voluntarily terminate his or her association with the Company, Subsidiary or Affiliate, as the case may be, the Option shall expire on the earlier of the last day of the Option Period or the date that is thirty (30) days after the date of such termination. In such event, the Option shall remain exercisable by the Holder until its expiration, only to the extent the Option was exercisable at the time of such voluntary termination.

          (iv) If the Holder ceases employment or service with the Company and all Subsidiaries and Affiliates for reasons other than Normal Termination, death or Disability, the Option shall expire immediately upon such cessation of employment or service.

     (d) Stock Option Agreement - Other Terms and Conditions. Each Option granted under the Plan shall be evidenced by a Stock Option Agreement, which shall contain such provisions as may be determined by the Committee and, except as may be specifically stated otherwise in such Stock Option Agreement, which shall be subject to the following terms and conditions:

          (i) Each Option or portion thereof that is exercisable shall be exercisable for the full amount or for any part thereof.

          (ii) Each share of Stock purchased through the exercise of an Option shall be paid for in full at the time of the exercise. Each Option shall cease to be exercisable, as to any share of Stock, when the Holder purchases the share or when the Option expires.

          (iii) Subject to Section 10(k), Options shall not be transferable by the Holder except by will or the laws of descent and distribution and shall be exercisable during the Holder's lifetime only by him.

          (iv) Each Option shall vest and become exercisable by the Holder in accordance with the vesting schedule established by the Committee and set forth in the Stock Option Agreement.

          (v) Each Stock Option Agreement may contain a provision that, upon demand by the Committee for such a representation, the Holder shall deliver to the Committee at the time of any exercise of an Option a written representation that the shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation prior to the delivery of any shares issued upon exercise of an Option shall be a condition precedent to the right of the Holder or such other person to purchase any shares. In the event certificates for Stock are delivered under the Plan with respect to which such investment representation has been obtained, the Committee may cause a legend or legends to be placed on such certificates to make appropriate reference to such representation and to restrict transfer in the absence of compliance with applicable federal or state securities laws.

          (vi) Each Incentive Stock Option Agreement shall contain a provision requiring the Holder to notify the Company in writing immediately after the Holder makes a disqualifying disposition of any Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including any sale) of such Stock before the later of (a) two years after the Date of Grant of the Incentive Stock Option or (b) one year after the date the Holder acquired the Stock by exercising the Incentive Stock Option.

     (e) Incentive Stock Option Grants to 10% Stockholders. Notwithstanding anything to the contrary in this Section 7, if an Incentive Stock Option is granted to a Holder who owns Stock representing more than ten (10%) percent of the voting power of all classes of stock of the Company or of a Subsidiary (as determined in accordance with the Code and the Regulations promulgated thereunder, the Option Period shall not exceed five years from the Date of Grant of such Option and the Option Price shall be at least 110 percent of the Fair Market Value (on the Date of Grant) of the Stock subject to the Option.

     (f) $100,000 Per Year Limitation for Incentive Stock Options. To the extent the aggregate Fair Market Value (determined as of the Date of Grant) of Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Subsidiaries) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

     (g) Voluntary Surrender. The Committee may permit the voluntary surrender of all or any portion of any Nonqualified Stock Option granted under the Plan to be conditioned upon the granting to the Holder of a new Option for the same or a different number of shares as the Option surrendered or require such voluntary surrender as a condition precedent to a grant of a new Option to such Participant. Such new Option shall be exercisable at an Option Price, during an Option Period, and in accordance with any other terms or conditions specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the Option Price, Option Period, or any other terms and conditions of the Nonqualified Stock option surrendered.

8.   Discretionary Restricted Stock Awards

     (a) Award of Restricted Stock

          (i) The Committee shall have the authority to grant Restricted Stock Awards to Eligible Persons, (2) to issue or transfer Restricted Stock to Participants, and (3) to establish terms, conditions and restrictions applicable to such Restricted Stock including the Restricted Period, which may differ with respect to each grantee, the time or times at which Restricted Stock shall be granted or become vested and the number of shares or units to be covered by each grant.

          (ii) The Holder of a Restricted Stock Award shall execute and deliver to the Company an Award agreement with respect to the Restricted Stock setting forth the restrictions applicable to such Restricted Stock. If the Committee determines that the

     Restricted Stock shall be held in escrow rather than delivered to the Holder pending the release of the applicable restrictions, the Holder additionally shall execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, and (ii) the appropriate blank stock powers with respect to the Restricted Stock covered by such agreements. If a Participant shall fail to execute a Restricted Stock agreement and, if applicable, an escrow agreement and stock powers, the Award shall be null and void. Subject to the restrictions set forth in
     Section 8(b), the Holder shall generally have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock. At the discretion of the Committee, cash dividends and stock dividends with respect to the Restricted Stock may be either currently paid to the Holder or withheld by the Company and held in escrow pursuant to the escrow agreement subject to the restrictions set forth in
     Section 8(b) below, and interest may be paid on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Committee. Cash dividends or stock dividends so withheld by the Committee shall not be subject to forfeiture.

          (iii) Upon the Award of Restricted Stock, the Committee shall cause a stock certificate registered in the name of the Holder to be issued and, if it so determines, deposited together with the stock powers with an escrow agent designated by the Committee. If an escrow arrangement is used, the Committee shall cause the escrow agent to issue to the Holder a receipt evidencing any stock certificate held by it registered in the name of the Holder.

     (b)  Restrictions.

          (i) Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award agreement: (1) if an escrow arrangement is used, the Holder shall not be entitled to delivery of the stock certificate; (2) the shares shall be subject to the restrictions on transferability set forth in the Award agreement; (3) the shares shall be subject to forfeiture to the extent provided in subparagraph (d) and the Award Agreement and, to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Holder to such shares (including all rights to dividends and interest thereon) and as a shareholder shall terminate without further obligation on the part of the Company.

          (ii) The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Restricted Stock Award such action is appropriate.

     (c) Restricted Period. The Restricted Period of Restricted Stock shall commence on the Date of Grant and shall expire from time to time as to that part of the Restricted Stock indicated in a schedule established by the Committee.

     (d) Forfeiture Provisions. Except to the extent determined by the Committee and reflected in the underlying Award agreement, in the event a Holder terminates employment with the

Company and all Subsidiaries and Affiliates during a Restricted Period, that portion of the Award with respect to which restrictions have not expired ("Non-Vested Portion") will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.

     (e) Delivery of Restricted Stock. Upon the expiration of the Restricted Period with respect to any shares of Stock covered by a Restricted Stock Award, the restrictions set forth in Section 8(b) and the Award agreement shall be of no further force or effect with respect to shares of Restricted Stock which have not then been forfeited. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Holder, or his beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Holder's account with respect to such Restricted Stock and the interest thereon, if any.

     (f) Stock Restrictions. Each certificate representing Restricted Stock awarded under the Plan shall bear the following legend until the lapse of all restrictions with respect to such Stock:

     "Transfer of this certificate and the shares represented hereby is restricted pursuant to the terms of a Restricted Stock Agreement, dated as of _______, between Specialty Catalog Corp. and ____________. A copy of such Agreement is on file at the offices of the Company at 21 Bristol Drive, South Easton, Massachusetts 02375."

     Stop transfer orders shall be entered with the Company's transfer agent and registrar against the transfer of legended securities.

9.   General

     (a) Additional Provisions of an Award. Awards under the Plan also may be subject to such other provisions (whether or not applicable to the benefit awarded to any other Participant) as the Committee determines appropriate including, without limitation, provisions to assist the Participant in financing the purchase of Stock upon the exercise of Options, provisions for the forfeiture of or restrictions on resale or other disposition of shares of Stock acquired under any Award, provisions giving the Company the right to repurchase shares of Stock acquired under any Award in the event the Participant elects to dispose of such shares, and provisions to comply with Federal and state securities laws and Federal and state tax withholding requirements. Any such provisions shall be reflected in the applicable Award agreement.

     (b) Privileges of Stock Ownership. Except as otherwise specifically provided in the Plan, no person shall be entitled to the privileges of stock ownership in respect of shares of Stock which are subject to Awards hereunder until such shares have been issued to that person.

     (c) Government and Other Regulations. The obligation of the Company to make payment of Awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell and shall be prohibited from offering to sell or selling any shares of Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Stock to be offered or sold under the Plan. If the shares of Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and may legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.

     (d) Tax Withholding. Notwithstanding any other provision of the Plan, the Company, a Subsidiary or an Affiliate, as appropriate, shall have the right to deduct from all Awards cash and/or Stock, valued at Fair Market Value on the date of payment, in an amount necessary to satisfy all Federal, state or local taxes as required by law to be withheld with respect to such Awards and, in the case of Awards paid in Stock, the Holder or other person receiving such Stock may be required to pay to the Company or a Subsidiary, as appropriate, prior to delivery of such Stock, the amount of any such taxes which the Company or Subsidiary is required to withhold, if any, with respect to such Stock. Subject in particular cases to the approval of the Committee, the Company may accept shares of Stock of equivalent Fair Market Value in payment of such withholding tax obligations if the Holder of the Award elects to make payment in such manner.

     (e) Claim to Awards and Employment Rights. No employee or other person shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company, a Subsidiary or an Affiliate.

     (f) Designation and Change of Beneficiary. Each Participant shall file with the Committee a written designation of one or more persons as the beneficiary who shall be entitled to receive the amounts payable with respect to an Award of Restricted Stock, if any, due under the Plan upon his death. A Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by the Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.

     (g) Payments to Persons Other than Participants. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

     (h) No Liability of Committee Members. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or willful bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-Laws, as a matter of law, under contract, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

     (i) Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of law thereof.

     (j) Funding. Except as provided under Section 7, no provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Holders shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

     (k) Nontransferability. A person's rights and interest under the Plan, including amounts payable, may not be sold, assigned, donated, or transferred or otherwise disposed of, mortgaged, pledged or encumbered except, in the event of a Holder's death, to a designated beneficiary to the extent permitted by the Plan, or in the absence of such designation, by will or the laws of descent and distribution; provided, however, the Committee may, in its sole discretion, allow for transfer of Awards other than Incentive Stock Options to other persons or entities, subject to such conditions or limitations as it may establish to ensure that Awards intended to be exempt from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 under the Exchange Act continue to be so exempt or for other purposes.

     (l) Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in relying, acting or failing to act, and shall not be liable for having so relied, acted or failed to act in good faith, upon any report made by the independent public accountant of the Company and its Subsidiaries and Affiliates and upon any other information furnished in connection with the Plan by any person or persons other than himself.

     (m) Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any Subsidiary except as otherwise specifically provided in such other plan.

     (n) Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries and Affiliates.

     (o) Pronouns. Masculine pronouns and other words of masculine gender shall refer to both men and women.

     (p) Titles And Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

     (q) Termination Of Employment. For all purposes herein, a person who transfers from employment or service with the Company to employment or service with a Subsidiary or Affiliate or vice versa shall not be deemed to have terminated employment or service with the Company, a Subsidiary or Affiliate.

10.  Changes in Capital Structure

     Subject to any limitations set forth herein, the Committee, in its sole discretion, shall determine the type of Awards granted under the Plan and any agreements evidencing such Awards, the maximum number of shares of Stock subject to all Awards and the maximum number of shares of Stock with respect to which any one person may be granted Options during any year shall be subject to adjustment or substitution as to the number, price or kind of a share of Stock or other consideration subject to such Awards or as otherwise determined by the Committee to be equitable (i) in the event of changes in the outstanding Stock or in the capital structure of the Company by reason of stock dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the Date of Grant of any such Award or (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Participants in the Plan, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan. In addition, in the event of any such adjustments or substitution, the aggregate number of shares of Stock available under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any adjustment in Incentive Stock Options under this Section 10 shall be made only to the extent that such adjustment does not cause a loss of Incentive Stock Option treatment to such options, and any adjustments under this
Section 10 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. Further, following the date that the exemption from the application of Section 162(m) of the Code described in Section 14 (or any other exemption having similar effect) ceases to apply to Awards, with respect to Awards intended to qualify as "performance-based compensation" under Section 162(m) of the Code, such adjustments or substitutions shall be made only to the extent that the Committee determines that such adjustments or substitutions may be made without a loss of deductibility for Awards under Section 162(m) of the Code. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

     Notwithstanding the above, in the event of any of the following:

     A. The Company is merged or consolidated with another corporation or entity and, in connection therewith, consideration is received by shareholders of the Company in a form other than stock or other equity interests of the surviving entity;

     B. All or substantially all of the assets of the Company are acquired by another person;

     C. The reorganization or liquidation of the Company; or

     D. The Company shall enter into a written agreement to undergo an event described in clauses A, B or C above;

then the Committee may, in its discretion and upon at least 10 days advance notice to the affected persons, cancel any outstanding Awards and pay to the Holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Stock received or to be received by other shareholders of the Company in the event. The terms of this Section 10 may be varied by the Committee in any particular Award agreement.

11.  Effect of Change in Control

     Except to the extent reflected in a particular Award agreement:

     (a) In the event of a Change in Control, notwithstanding any vesting schedule with respect to an Award of Options or Restricted Stock, such Option shall become immediately exercisable with respect to 100 percent of the shares subject to such Option, and the Restricted Period shall expire immediately with respect to 100 percent of such shares of Restricted Stock.

     (b) In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days' advance notice to the affected persons, cancel any outstanding Awards and pay to the Holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Stock received or to be received by other shareholders of the Company in the event.

     (c) The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company. The Company agrees that it will make appropriate provisions for the preservation of Participant's rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets

     (d) Notwithstanding anything to the contrary herein, unless the Committee provides otherwise at the time an Option is granted to a participant hereunder, no acceleration of exercisability shall occur with respect to such Option if the Committee reasonably determines in good faith, prior to the occurrence of the Change in Control, that the Options shall be honored or assumed, or new rights substituted therefor (each such honored, assumed or substituted option hereinafter called an "Alternative Option"), by a Participant's employer (or the parent or a subsidiary of such employer) immediately following the Change in Control, provided that any such Alternative Option must meet the following criteria:

          (i) the Alternative Option must be based on stock which is traded on an established securities market, or which will be so traded within thirty
     (30) days of the Change in Control;

          (ii) the Alternative Option must provide such Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Option, including, but not limited to, an identical or better exercise schedule; and

          (iii) the Alternative Option must have economic value substantially equivalent to the value of such Option (determined at the time of the Change in Control).

12.  Nonexclusivity of the Plan

     Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

13.  Amendments and Termination

     The Board may at any time terminate the Plan. Subject to Section 10, with the express written consent of an individual Participant, the Board or the Committee may cancel or reduce or otherwise alter outstanding Awards if, in its judgment, the tax, accounting, or other effects of the Plan or potential payouts thereunder would not be in the best interest of the Company. The Board or the Committee may, at any time, or from time to time, amend or suspend and, if suspended, reinstate, the Plan in whole or in part; provided, however, that without further stockholder approval neither the Board nor the Committee shall make any amendment to the Plan which would materially alter the Plan or which would specifically:

     (a) Materially increase the maximum number of shares of Stock which may be issued pursuant to Awards, except as provided in Section 10;

     (b) Change the minimum Option Price;

     (c) Extend the maximum Option Period;

     (d) Extend the termination date of the Plan; or

     (e) Change the class of persons eligible to receive Awards under the Plan.

14.  Effect of Section 162(m) of the Code

     The Plan, and all Awards issued thereunder, are intended to be exempt from the application of Section 162(m) of the Code, which restricts under certain circumstances the Federal income tax deduction for compensation paid by a public company to named executives in excess of $1 million per year. The exemption is based on Treasury Regulation (S) 1.162-27(f) as in effect on the effective date of the Plan, with the understanding that such regulation generally exempts from the application of Section 162(m) of the Code compensation paid pursuant to a plan that existed before a company becomes publicly held. The Committee may, without stockholder approval (unless otherwise required to comply with Rule 16b-3 under the Exchange Act), amend the Plan retroactively and/or prospectively to the extent it determines necessary in order to comply with any subsequent clarification of Section 162(m) of the Code required to preserve the Company's Federal income tax deduction for compensation paid pursuant to the Plan. To the extent that the Committee determines as of the Date of Grant of an Award that
(i) the Award is intended to comply with Section 162(m) of the Code and (ii) the exemption described above is no longer available with respect to such Award, such Award shall not be effective until any stockholder approval required under
Section 162(m) of the Code has been obtained.

     As adopted by the Board of Directors of Specialty Catalog Corp. as of August 13, 1996, and as amended by vote of the stockholders on May 25, 1999.

PROXY                                                                      PROXY
                            SPECIALTY CATALOG CORP.

                  Annual Meeting of Shareholders, May 25, 1999
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints Steven L. Bock and J. William Heise, as proxies, each with full power of substitution, and hereby authorizes them to appear and vote as designated below, all shares of Common Stock of Specialty Catalog Corp. held on record by the undersigned on March 26, 1999, at the Annual Meeting of Shareholders to be held May 25, 1999 at 11:00 a.m. at the offices of Bingham Dana LLP, 399 Park Avenue, New York, New York, and any adjournments thereof and upon any and all matters which may properly be brought before the meeting or any adjournments thereof, thereby revoking all former proxies.

  The undersigned hereby directs this Proxy to be voted:

 1.  Election of directors:

  [_]FOR the election as directors of all      [_]WITHHOLD AUTHORITY to vote
     nominees listed below (except as             for all nominees listed below
     marked to the contrary below)         or


      STEVEN L. BOCK           ALAN S. COOPER                   MARTIN E. FRANKLIN
      SAMUEL L. KATZ           GUY NAGGAR                       ANDREA POMERANTZ LUSTIG

  (Instructions: To withhold authority to vote for any of the above listed nominees, please strike a line through that individual's name)

 2. Proposal to amend the Company's 1996 Stock Incentive Plan to increase the number of shares authorized for issuance thereunder from 750,000 to 1,000,000.
                     [_] FOR    [_] AGAINST   [_] ABSTAIN

 3. In their discretion, the named proxies may vote on such other business as may properly come before the Annual Meeting, or any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE SHAREHOLDER'S SPECIFICATIONS ABOVE. THE PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

                                              Date: ____________________ , 1999

                                              ---------------------------------
                                                  Signature of Stockholder

                                              ---------------------------------
                                                  Signature if held jointly

                                              NOTE: Please mark, date, sign
                                              and return this Proxy promptly
                                              using the enclosed envelope.
                                              When shares are held by joint
                                              tenants, both should sign. If
                                              signing authority, executor ad-
                                              ministrator, trustee or guard-
                                              ian, please give full title. if
                                              a corporation or partnership,
                                              please sign in corporate or
                                              partnership name by an autho-
                                              rized person.